Exhibit 99.1

FOR THE PERIOD BEGINNING 9/1/2008 AND ENDING 9/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number:    06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                            AS OF SEPTEMBER 28, 2008
                                   (UNAUDITED)

                                     ASSETS
                                                       September 28, 2008
                                                       ------------------
 CURRENT ASSETS:
     Cash and Cash Equivalents                       $         1,761,860
     Accounts Receivable                                         325,233
     Prepaid Expenses                                            111,461
     Other Current Assets                                        628,303
                                                       ------------------
          TOTAL CURRENT ASSETS                                 2,826,857
                                                       ------------------


 VESSELS & EQUIPMENT
     Vessel - Palm Beach Princess -
       under Capital Lease                                     5,603,255
     Vessel - Big Easy - under Capital Lease -
       Not in Service                                          8,712,858
     Other Fixed Assets                                           67,066
                                                       ------------------
                                                              14,383,179
     LESS: Accumulated Depreciation and Amortization           3,774,852
                                                       ------------------
          TOTAL VESSELS & EQUIPMENT - NET                     10,608,327
                                                       ------------------


 OTHER ASSETS:
     Notes Receivable                                          4,800,658
     Deposits and Other Assets - Non-Related Parties             121,071
     Spare Parts Inventory                                        14,507
                                                       ------------------
          TOTAL OTHER ASSETS                                   4,936,236
                                                       ------------------


 TOTAL ASSETS                                        $        18,371,420
                                                       ==================


   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 9/1/2008 AND ENDING 9/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number:    06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                            AS OF SEPTEMBER 28, 2008
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                       September 28, 2008
                                                       ------------------
 CURRENT LIABILITIES:
     Accounts Payable                                $         1,863,947
     Accrued Expenses                                          2,640,502
     DIP Financing                                             4,038,018
                                                       ------------------
          TOTAL CURRENT LIABILITIES                            8,542,467
                                                       ------------------

 LIABILITIES SUBJECT TO COMPROMISE:                           50,119,861
                                                       ------------------

                                                       ------------------
          TOTAL LIABILITIES                                   58,662,328
                                                       ------------------

 DEFERRED INCOME                                                       -

 COMMITMENTS AND CONTINGENCIES                                         -

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock $100.00 Par Value               36,284,375
     Series B Preferred Stock $10.00 Par Value                 5,000,000
     Common Stock $2.00 Par Value                             24,565,125
     Capital in Excess of Par                                 24,232,083
     Retained Earnings (Deficit)                            (129,914,953)
                                                       ------------------
                                                             (39,833,370)
     LESS:
        Treasury Stock, 915,077 Shares                           457,538

                                                       ------------------
          TOTAL STOCKHOLDERS' EQUITY                         (40,290,908)
                                                       ------------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $        18,371,420
                                                       ==================


   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 9/1/2008 AND ENDING 9/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number:    06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE ONE MONTH ENDED SEPTEMBER 28, 2008
                                   (UNAUDITED)

                                                            One Month Ended
                                                           September 28, 2008
                                                           ------------------
 OPERATING REVENUES:
     Gaming                                              $         1,182,649
     Fare                                                             51,163
     On Board                                                         85,754
     Other                                                            48,998
                                                           ------------------
     NET OPERATING REVENUES                                        1,368,564
                                                           ------------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                          204,056
     Fare                                                            384,285
     On Board                                                        329,560
     Maritime & Legal Expenses                                       649,909
     General & Administrative Expenses                               201,886
     Ship Carrying Costs - Big Easy                                   52,574
     Impairment of Assets                                          9,899,382
     Depreciation & Amortization                                     125,454
                                                           ------------------
     TOTAL OPERATING COSTS AND EXPENSES                           11,847,106
                                                           ------------------

 OPERATING INCOME (LOSS)                                         (10,478,542)

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                                       -
     Interest Income                                                     455
     Forgiveness of Debt                                             580,185
     Elimination of Inter-Company Balances                            56,815
     Bankruptcy Costs                                               (249,928)
                                                           ------------------
     TOTAL OTHER INCOME (EXPENSE)                                    387,527
                                                           ------------------

 (LOSS) BEFORE TAX PROVISION                                     (10,091,015)
    Income Tax Expense                                                     -
                                                           ------------------

 NET (LOSS)                                              $       (10,091,015)
                                                           ==================

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:       $                (1)
                                                           ==================

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                        11,367,487
                                                           ==================

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 9/1/2008 AND ENDING 9/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number:    06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                   FOR THE ONE MONTH ENDED SEPTEMBER 28, 2008
                                   (UNAUDITED)

                                                             One Month Ended
                                                           September 28, 2008
                                                           ------------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
     (LOSS) BEFORE DISCONTINUED OPERATIONS               $       (10,091,015)
     Adjustments to reconcile income (loss) to net
         cash (used in) provided by operating
         activities:
     Depreciation and Amortization                                   125,454
     Inter-Company Adjustments                                       (56,815)
     Forgiveness of Debt                                             580,185
     Disposal of Discontinued Operations                           1,101,825
     (Decrease) in Deferred Income                                (1,439,951)
     Impairment of Assets                                          9,899,381
     Changes in Operating Assets and Liabilities -
        (Increase) in Restricted Cash & Investments                   77,680
        (Increase) Decrease in Accounts Receivable                    61,591
        (Increase) Decrease in Other Assets                         (426,311)
        (Increase) Decrease in Prepaid Expenses                      138,921
        Increase (Decrease) in Accounts Payable and
         Accrued Expenses                                           (233,463)
                                                           ------------------
     NET CASH PROVIDED BY (USED IN) OPERATING                       (262,518)
                                                           ------------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
         Capital Expenditures                                              -
                                                           ------------------
     NET CASH (USED IN) INVESTING ACTIVITIES                               -
                                                           ------------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
         DIP Financing Funds Received                                365,050
         Principal Payments on Short Term Notes                            -
                                                           ------------------
     NET CASH (USED IN) FINANCING ACTIVITIES                         365,050
                                                           ------------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                102,532
     CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD          1,659,328
                                                           ------------------

     CASH AND CASH EQUIVALENTS AT END OF THE PERIOD      $         1,761,860
                                                           ==================


   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

   FOR THE PERIOD BEGINNING 9/1/2008 AND ENDING 9/30/2008

   Name of Debtor:    International Thoroughbred Breeders, Inc
   Case Number:       06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                            AS OF SEPTEMBER 28, 2008
                                   (Unaudited)

                                     ASSETS

    Bankruptcy Court Case No.            06-16441-BKC-PGH        06-16354-BKC-PGH       06-16351-BKC-PGH        06-16350-BKC-PGH
                                                                    Royal Star              ITG Palm
                                             ITB, Inc.         Entertainment, LLC          Beach, LLC              ITGV, Inc.
                                     ---------------------  ----------------------  ---------------------  ----------------------
 CURRENT ASSETS:
    Cash and Cash Equivalents       $                   -  $                       $              38,357  $            1,704,067
    Accounts Receivable                                                                           48,043                 240,792
    Prepaid Expenses                               11,055                       -                 32,996                  19,487
    Other Current Assets                                                                           8,740                 619,563
                                     ---------------------  ----------------------  ---------------------  ----------------------
         TOTAL CURRENT ASSETS                      11,055                       -                128,136               2,583,909
                                     ---------------------  ----------------------  ---------------------  ----------------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - Palm Beach Princess                                                                                      5,603,255
    Ship Not Placed in Service -
     Big Easy                                                                                  8,712,858
    Equipment                                      67,066                                                                      -
                                     ---------------------  ----------------------  ---------------------  ----------------------
                                                   67,066                       -              8,712,858               5,603,255
    LESS: Accumulated Depreciation
           and Amortization                                                                      721,597               3,053,255
                                     ---------------------  ----------------------  ---------------------  ----------------------
         TOTAL PLANT &
           EQUIPMENT - NET                         67,066                       -              7,991,261               2,550,000
                                     ---------------------  ----------------------  ---------------------  ----------------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                    3,571                                        117,500
    Spare Parts Inventory                                                                                                 14,507
    Notes Receivable                            2,500,000
         TOTAL OTHER ASSETS                     2,503,571                       -                117,500                  14,507
                                     ---------------------  ----------------------  ---------------------  ----------------------

 TOTAL ASSETS                       $           2,581,692  $                    -  $           8,236,897  $            5,148,416
                                     =====================  ======================  =====================  ======================

    Bankruptcy Court Case No.         06-16357-BKC-PGH    06-16356-BKC-PGH

                                            ITGDC              Orion
                                      -----------------  ------------------
 CURRENT ASSETS:
    Cash and Cash Equivalents        $                  $
    Accounts Receivable
    Prepaid Expenses
    Other Current Assets
                                      -----------------  ------------------
         TOTAL CURRENT ASSETS                        -                   -
                                      -----------------  ------------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - Palm Beach Princess
    Ship Not Placed in Service -
     Big Easy
    Equipment
                                      -----------------  ------------------
                                                     -                   -
    LESS: Accumulated Depreciation
           and Amortization
                                      -----------------  ------------------
         TOTAL PLANT &
           EQUIPMENT - NET                           -                   -
                                      -----------------  ------------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related
    Spare Parts Inventory
    Notes Receivable                                             2,300,658
         TOTAL OTHER ASSETS                          -           2,300,658
                                      -----------------  ------------------

 TOTAL ASSETS                        $               -  $        2,300,658
                                      =================  ==================

    Bankruptcy Court Case No.                                   Non-Bankrupt Companies
                                       GMO      ITB           ITB          GSRT         HOLDFREE
                                      Travel    Racing        Mgmt      RACE TRACK     RACE TRACK   MGMT INC         TOTAL
                                     --------  -------   -----------  -------------- -------------  --------   --------------
 CURRENT ASSETS:
    Cash and Cash Equivalents        $19,436  $     -  $          -  $               $             $         $     1,761,860
    Accounts Receivable               36,398                                                                         325,233
    Prepaid Expenses                  47,923                                                                         111,461
    Other Current Assets                                                                                             628,303
                                      -------  -------   -----------  --------------  ------------  --------   --------------
         TOTAL CURRENT ASSETS         103,757       -             -               -             -         -        2,826,857
                                      -------  -------   -----------  --------------  ------------  --------   --------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - Palm Beach Princess                                                                                  5,603,255
    Ship Not Placed in Service -
     Big Easy                                                                                                      8,712,858
    Equipment                                                                                                         67,066
                                      -------  -------   -----------  --------------  ------------  --------   --------------
                                           -        -             -               -             -         -       14,383,179
    LESS: Accumulated Depreciation
           and Amortization                                                                                        3,774,852
                                      -------  -------   -----------  --------------  ------------  --------   --------------
         TOTAL PLANT &
           EQUIPMENT - NET                 -        -             -               -             -         -       10,608,327
                                      -------  -------   -----------  --------------  ------------  --------   --------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                                                                                     121,071
    Spare Parts Inventory                                                                                             14,507
    Notes Receivable                                                                                               4,800,658
         TOTAL OTHER ASSETS                -        -             -               -             -         -        4,936,236
                                      -------  -------   -----------  --------------  ------------  --------   --------------

 TOTAL ASSETS                        $103,757 $     -  $          -  $            -  $          -  $      -  $    18,371,420
                                      =======  =======   ===========  ==============  ============  ========   ==============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

   FOR THE PERIOD BEGINNING 9/1/2008 AND ENDING 9/30/2008

   Name of Debtor:    International Thoroughbred Breeders, Inc
   Case Number:       06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                            AS OF SEPTEMBER 28, 2008
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

    Bankruptcy Court Case No.            06-16441-BKC-PGH        06-16354-BKC-PGH       06-16351-BKC-PGH        06-16350-BKC-PGH
                                                                    Royal Star              ITG Palm
                                             ITB, Inc.         Entertainment, LLC          Beach, LLC              ITGV, Inc.
                                     ---------------------  ----------------------  ---------------------  ----------------------
 CURRENT LIABILITIES:
    Accounts Payable                $             892,602  $                  276  $              99,080  $              797,702
    Accrued Expenses                              425,467                       -                984,599               1,004,726
    DIP Financing                                                                                                      4,038,018
                                     ---------------------  ----------------------  ---------------------  ----------------------
         TOTAL CURRENT LIABILITIES              1,318,069                     276              1,083,679               5,840,446
                                     ---------------------  ----------------------  ---------------------  ----------------------


                                     ---------------------  ----------------------  ---------------------  ----------------------
 LIABILITIES SUBJECT TO COMPRIMISE:             2,561,242                       -             21,816,163              22,463,735
                                     ---------------------  ----------------------  ---------------------  ----------------------

 DEFERRED INCOME                                        -                       -                      -                       -
                                     ---------------------  ----------------------  ---------------------  ----------------------

 COMMITMENTS AND CONTINGENCIES                          -                       -                      -                       -
                                     ---------------------  ----------------------  ---------------------  ----------------------

    Due To/(From) Affiliates                       99,073                       -                572,549                (572,549)
                                     ---------------------  ----------------------  ---------------------  ----------------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                         36,284,375
    Series B Preferred Stock
     $10.00 Par Value                           5,000,000
    Common Stock $2.00 Par Value               24,526,024                                                                      1
    Capital in Excess of Par                  184,552,785
    Retained Earnings (Deficit)              (251,302,338)                   (276)           (15,235,494)            (22,583,217)
                                     ---------------------  ----------------------  ---------------------  ----------------------
         TOTAL                                   (939,154)                   (276)           (15,235,494)            (22,583,216)

                                     ---------------------  ----------------------  ---------------------  ----------------------
    LESS:
       Treasury Stock                             457,538                       -                      -                       -
                                     ---------------------  ----------------------  ---------------------  ----------------------
         TOTAL STOCKHOLDERS' EQUITY            (1,396,692)                   (276)           (15,235,494)            (22,583,216)
                                     ---------------------  ----------------------  ---------------------  ----------------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY             $           2,581,692  $                    -  $           8,236,897  $            5,148,416
                                     =====================  ======================  =====================  ======================

    Bankruptcy Court Case No.         06-16357-BKC-PGH    06-16356-BKC-PGH

                                            ITGDC              Orion
                                     ------------------  ------------------
 CURRENT LIABILITIES:
    Accounts Payable                $                   $
    Accrued Expenses
    DIP Financing
                                     ------------------  ------------------
         TOTAL CURRENT LIABILITIES                   -                   -
                                     ------------------  ------------------


                                     ------------------  ------------------
 LIABILITIES SUBJECT TO COMPRIMISE:          1,238,440           1,250,658
                                     ------------------  ------------------

 DEFERRED INCOME                                     -                   -
                                     ------------------  ------------------

 COMMITMENTS AND CONTINGENCIES                       -                   -
                                     ------------------  ------------------

    Due To/(From) Affiliates                   193,846
                                     ------------------  ------------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value
    Series B Preferred Stock
     $10.00 Par Value
    Common Stock $2.00 Par Value
    Capital in Excess of Par
    Retained Earnings (Deficit)             (1,432,286)          1,050,000
                                     ------------------  ------------------
         TOTAL                              (1,432,286)          1,050,000

                                     ------------------  ------------------
    LESS:
       Treasury Stock                                -                   -
                                     ------------------  ------------------
         TOTAL STOCKHOLDERS' EQUITY         (1,432,286)          1,050,000
                                     ------------------  ------------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY             $                -  $        2,300,658
                                     ==================  ==================

    Bankruptcy Court Case No.                                  Non-Bankrupt Companies
                                      GMO      ITB           ITB          GSRT         HOLDFREE
                                     Travel    Racing        Mgmt      RACE TRACK     RACE TRACK   MGMT INC         TOTAL
                                    --------  -------   -----------  -------------- -------------  --------   --------------
 CURRENT LIABILITIES:
    Accounts Payable                $   290  $73,997  $          -  $            -  $          -  $      -  $     1,863,947
    Accrued Expenses                  3,773                221,937                                                2,640,501
    DIP Financing                                                                                                 4,038,018
                                     -------  -------   -----------  --------------  ------------  --------   --------------
         TOTAL CURRENT LIABILITIES    4,063   73,997       221,937               -             -         -        8,542,466
                                     -------  -------   -----------  --------------  ------------  --------   --------------


                                     -------  -------   -----------  --------------  ------------  --------   --------------
 LIABILITIES SUBJECT TO COMPRIMISE:           (227,877)  1,017,500                                               50,119,861
                                     -------  -------   -----------  --------------  ------------  --------   --------------

 DEFERRED INCOME                          -        -             -               -             -         -                -
                                     -------  -------   -----------  --------------  ------------  --------   --------------

 COMMITMENTS AND CONTINGENCIES            -        -             -               -             -         -                -
                                     -------  -------   -----------  --------------  ------------  --------   --------------

    Due To/(From) Affiliates              -        -                                    (292,919)                         1
                                     -------  -------   -----------  --------------  ------------  --------   --------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                                                                                           36,284,375
    Series B Preferred Stock
     $10.00 Par Value                                                                                             5,000,000
    Common Stock $2.00 Par Value        200                 12,500           1,000        25,400                 24,565,125
    Capital in Excess of Par                               (39,990)   (163,295,651)    3,014,939                 24,232,083
    Retained Earnings (Deficit)      99,494   153,880   (1,211,947)    163,294,651    (2,747,420)              (129,914,953)
                                     -------  -------   -----------  --------------  ------------  --------   --------------
         TOTAL                       99,694   153,880   (1,239,437)              -       292,919         -      (39,833,370)

                                     -------  -------   -----------  --------------  ------------  --------   --------------
    LESS:
       Treasury Stock                     -        -             -               -             -         -          457,538
                                     -------  -------   -----------  --------------  ------------  --------   --------------
         TOTAL STOCKHOLDERS' EQUITY  99,694   153,880   (1,239,437)              -       292,919         -      (40,290,908)
                                     -------  -------   -----------  --------------  ------------  --------   --------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY             $103,757 $     -  $          -  $            -  $          -  $      -  $    18,371,420
                                     =======  =======   ===========  ==============  ============  ========   ==============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

   FOR THE PERIOD BEGINNFNG 9/1/2008 AND ENDING 9/30/2008

   Name of Debtor:    International Thoroughbred Breeders, Inc
   Case Number:       06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE ONE MONTH ENDED SEPTEMBER 28, 2008
                                   (Unaudited)

    Bankruptcy Court Case No.            06-16441-BKC-PGH        06-16354-BKC-PGH       06-16351-BKC-PGH
                                                                    Royal Star              ITG Palm
                                             ITB, Inc.         Entertainment, LLC          Beach, LLC
                                     ---------------------  ----------------------  ---------------------

 OPERATING REVENUES:
    Gaming                          $                   -  $                    -  $                   -
    Fare                                                -                       -                      -
    On Board                                            -                       -                      -
    Other                                               -                       -                      -
                                     ---------------------  ----------------------  ---------------------
    NET OPERATING REVENUES                              -                       -                      -
                                     ---------------------  ----------------------  ---------------------

 OPERATING COSTS AND EXPENSES:
    Gaming
    Fare
    On Board
    Maritime & Legal Expenses
    G & A Expenses -
     Palm Beach Princess
    G & A Expenses - Parent                         1,351
    Development Costs                                                                             52,574
    Impairment of Assets                          (39,033)              1,396,187                (89,833)
    Depreciation & Amortization
                                     ---------------------  ----------------------  ---------------------
    TOTAL OPERATING COSTS AND
      EXPENSES                                    (37,682)              1,396,187                (37,259)
                                     ---------------------  ----------------------  ---------------------

 OPERATING INCOME (LOSS)                           37,682              (1,396,187)                37,259
                                     ---------------------  ----------------------  ---------------------

 OTHER INCOME (EXPENSE):
    Interest Income
    ITG Vegas Bankruptcy Costs
    Elimination of Inter-
     Company Balances                                                                            (37,821)
    Forgiveness of Debt                                                 1,396,187
                                     ---------------------  ----------------------  ---------------------
    TOTAL OTHER INCOME (EXPENSE)                        -               1,396,187                (37,821)
                                     ---------------------  ----------------------  ---------------------

 INCOME (LOSS)  BEFORE TAX PROVISION               37,682                       -                   (562)
    LESS: State Income Tax Expense                      -                       -                      -
                                     ---------------------  ----------------------  ---------------------

 NET INCOME (LOSS)                  $              37,682  $                    -  $                (562)
                                     =====================  ======================  =====================

    Bankruptcy Court Case No.         06-16350-BKC-PGH    06-16357-BKC-PGH

                                         ITGV, Inc.             ITGDC
                                     ------------------  ------------------
 OPERATING REVENUES:
    Gaming                          $        1,182,649  $                -
    Fare                                        51,163                   -
    On Board                                    85,754                   -
    Other                                                                -
                                     ------------------  ------------------
    NET OPERATING REVENUES                   1,319,566                   -
                                     ------------------  ------------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                     204,056
    Fare                                       344,388
    On Board                                   329,560
    Maritime & Legal Expenses                  649,909
    G & A Expenses -
     Palm Beach Princess                       188,716
    G & A Expenses - Parent
    Development Costs
    Impairment of Assets                    10,471,675
    Depreciation & Amortization                125,454
                                     ------------------  ------------------
    TOTAL OPERATING COSTS AND
      EXPENSES                              12,313,758                   -
                                     ------------------  ------------------

 OPERATING INCOME (LOSS)                   (10,994,192)                  -
                                     ------------------  ------------------

 OTHER INCOME (EXPENSE):
    Interest Income                                455
    ITG Vegas Bankruptcy Costs                (249,928)
    Elimination of Inter-
     Company Balances                           54,671
    Forgiveness of Debt                       (816,002)
                                     ------------------  ------------------
    TOTAL OTHER INCOME (EXPENSE)            (1,010,804)                  -
                                     ------------------  ------------------

 INCOME (LOSS)  BEFORE TAX PROVISION       (12,004,996)                  -
    LESS: State Income Tax Expense                   -                   -
                                     ------------------  ------------------

 NET INCOME (LOSS)                  $      (12,004,996) $                -
                                     ==================  ==================

    Bankruptcy Court Case No.                                  Non-Bankrupt Companies
                                      GMO      ITB           ITB          GSRT         HOLDFREE
                                     Travel    Racing        Mgmt      RACE TRACK     RACE TRACK   MGMT INC         TOTAL
                                    --------  -------   -----------  -------------- -------------  --------   --------------

 OPERATING REVENUES:
    Gaming                          $     -  $     -  $          -  $            -  $          -  $      -  $     1,182,649
    Fare                                  -        -             -               -             -         -           51,163
    On Board                              -        -             -               -             -         -           85,754
    Other                            48,998        -             -               -             -         -           48,998
                                     -------  -------   -----------  --------------  ------------  --------   --------------
    NET OPERATING REVENUES           48,998        -             -               -             -         -        1,368,564
                                     -------  -------   -----------  --------------  ------------  --------   --------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                                                                                          204,056
    Fare                             39,897                                                                         384,285
    On Board                                                                                                        329,560
    Maritime & Legal Expenses                                                                                       649,909
    G & A Expenses -
     Palm Beach Princess             11,839                                                                         200,555
    G & A Expenses - Parent                      (20)                                                                 1,331
    Development Costs                     -                      -                                                   52,574
    Impairment of Assets             20,768     (666)                   (1,648,815)     (210,900)                 9,899,383
    Depreciation & Amortization                                                                                     125,454
                                     -------  -------   -----------  --------------  ------------  --------   --------------
    TOTAL OPERATING COSTS AND
      EXPENSES                       72,504     (686)            -      (1,648,815)     (210,900)        -       11,847,107
                                     -------  -------   -----------  --------------  ------------  --------   --------------

 OPERATING INCOME (LOSS)             (23,506)    686             -       1,648,815       210,900         -      (10,478,543)
                                     -------  -------   -----------  --------------  ------------  --------   --------------

 OTHER INCOME (EXPENSE):
    Interest Income                                                                                                     455
    ITG Vegas Bankruptcy Costs                                                                                     (249,928)
    Elimination of Inter-
     Company Balances                42,901                 (2,937)                                                  56,814
    Forgiveness of Debt                                                                                             580,185
                                     -------  -------   -----------  --------------  ------------  --------   --------------
    TOTAL OTHER INCOME (EXPENSE)     42,901        -        (2,937)              -             -         -          387,526
                                     -------  -------   -----------  --------------  ------------  --------   --------------

 INCOME (LOSS)  BEFORE TAX PROVISION 19,395      686        (2,937)      1,648,815       210,900         -      (10,091,017)
    LESS: State Income Tax Expense        -        -             -               -             -         -                -
                                     -------  -------   -----------  --------------  ------------  --------   --------------

 NET INCOME (LOSS)                  $19,395  $   686  $     (2,937) $    1,648,815  $    210,900  $      -  $   (10,091,017)
                                     =======  =======   ===========  ==============  ============  ========   ==============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.